                                                                   EXHIBIT 10.53

                             CONSULTING AGREEMENT
                             --------------------

     THIS AGREEMENT, effective as of April 23, 1997 (the "Effective Date"), is between Frazier/King Media Holding Co., a Texas corporation (the "Consultant"), and NTN Communications, Inc., a Delaware corporation (the "Company").

     Recitals.  The Company desires to engage the Consultant to provide the
     --------
Consulting Services (defined below) to the Company in exchange for the compensation from the Company to the Consultant described in this Agreement.

     NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby covenant and agree as follows:

     1.  Consulting Relationship; Consultant's Duties.  The Company hereby
         --------------------------------------------
engages the Consultant on a non-exclusive basis to provide the Company the consulting services described as follows (the "Consulting Services"):

         (a) During the term hereof, Consultant shall provide consulting services to the Company in review of the Company's strategic business plan, including a review of the Company's current operations, future development and devising and structuring an appropriate financial plan for securing financing or refinancing, including, but not limited to, conventional loans, subordinated debt, commercial paper, vendor financing, sale and leaseback transactions, mortgages, private placements, public offerings, and any other form of debt or equity financing which the parties may agree is appropriate, from or through public or private financing services. Consultant shall also direct and oversee the planning and execution of the Company's business plan upon approval of business plan by the Company's board of directors. Following such approval, Consultant will monitor the execution of the plan by the staff and management of the Company and provide a progress report to the Company's board of directors at regular intervals, which shall be not more frequent than quarterly. Notwithstanding the foregoing, Consultant shall provide its services in accordance with the directives of the President, Chief Executive Officer and Board of Directors of the Company. All of the aforementioned services shall be performed by or under the personal supervision of Jeffrey Joe King or Edward C. Frazier.

         (b) Consultant shall be given full use of the Company's resources, including personnel, documentation, and such other information as it may require to fulfill its duties hereunder,

         (c) Consultant shall devote its best efforts, skills and abilities to the performance of its services as stated herein. It is expressly agreed herein, however, that Consultant is not obligated to spend any minimum number of hours in the performance of its duties. Consultant will not be required to keep regular office hours. Company agrees that the Consultant may perform its duties hereunder at a location of Consultant's choosing other than at the offices of this Company. Consultant shall, however, make itself available and devote such time as is necessary to respond to specific issues as the Company may reasonably request.

Consultant to address. Consultant shall also use its best efforts to preserve the goodwill of all employees, customers and other persons having business relations with the Company and to perform its consulting services in a business-like manner and in a manner that will not harm the business reputation of the Company.

     2.   Compensation; Expenses.
          ----------------------

          (a) Consultant shall be compensated through the issuance of warrants for the purchase of Company's stock. The warrants shall be in the form attached hereto as Exhibit "A" and incorporated herein by reference.

          (b) The Company will reimburse the Consultant for all expenses incurred but the Consultant in the course of rendering services on behalf of the Company, excluding Consultant's normal operating expenses. Upon presentation of all receipts and other documentation, Company shall reimburse Consultant within thirty (30) days for such expenses. Consultant shall use its best efforts to minimize expenses and utilize the Company's available resources, when appropriate, to do so.

     3.   Term; Termination. The term of this Agreement shall commence on the
          -----------------
Effective Date hereof and shall continue for a period of two (2) years subject to the following sentence. The Board of Directors of the Company may terminate this Agreement at any time upon ten days' notice to the Consultant in the event that the Board in the exercise of its good faith discretion finds that the Consultant has failed materially to perform its duties hereunder or has otherwise breached any material provision of this Agreement.

     4.   Effect of Termination. In the event of the termination of this
          ---------------------
Agreement, the Consultant shall be entitled to all compensation and to reimbursement for all expenses incurred by it before the effective date of termination.

     5.   Services to Others; Conflicts of Interest.
          -----------------------------------------

          (a) The Company understands that the Consultant will provide consulting services similar or the same as the Consulting Services to other persons and/or entities (the "Other Clients") and hereby consents to the Consultant providing of such services to the Other Clients. The Company understands that the Other Clients may, now or in the future, be in competition with the Company. Consultant agrees that during the term of this Agreement, it will not provide services to direct competitors. Consultant may, however, provide services to its other clients, who may be in indirect competition with the Company. The Company hereby consents to such activities on the part of the Consultant. The Company shall not, by virtue of this Agreement or the warrants issuable pursuant hereto, have any right to participate in any other business ventures involving the Consultant. The Consultant has no obligation to refer any business opportunity to the Company.

          (b) The Company and the Consultant are each independent contractors whose sole relationship is that of Consultant and client. Nothing contained in this Agreement shall be deemed to create any fiduciary or special relationship, or any agency, joint venture, or partnership relationship between the parties hereto. The Consultant shall have no implied duties to the Company.

     6.   Indemnification. Except as a result of the Consultant's misconduct,
          ---------------
the Company will indemnify and hold harmless the Consultant from any loss, cost, damage and expense (including, but not limited to, reasonable attorneys' fees) resulting from any claim asserted against Consultant in connection with the performance of the Consultant's services under this Agreement or otherwise related to or arising from the consulting relationship hereunder.

     7.   Modification, Amendment and Waiver.  This Agreement may not be
          ----------------------------------
modified unless such modification is in writing and signed by all parties hereto. No waiver of any term of this Agreement shall be enforceable unless in writing and signed by the party against which it is sought to be changed. The waiver by any party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach by such other party.

     8.   Notices.  All notices hereunder will be in writing and will be deemed
          -------
given if delivered personally or by courier service or mailed by registered or certified mail (return receipt requested) to the parties and will be deemed given on the date on which so delivered or on the third business day following the date on which so mailed.

     9.   Company Contracts.  The Consultant shall have no right or authority at
          -----------------
any time to make any contract or binding promise of any nature on behalf of the Company, whether oral or written, without the express written consent of the Company.

     10.  Costs of Enforcement.  If any action at law or in equity is necessary
          --------------------
to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, court costs, and necessary disbursements in addition to any other relief to which it may be entitled.

     11.  Counterparts.  This Agreement may be executed in two or more
          ------------
counterparts, all of which will be considered the same agreement and faxed copies of manually executed signature pages to this Agreement will be fully binding and enforceable without the need for delivery of the manually executed signature page.

     12.  GOVERNING LAW.  THE INTERNAL LAWS (AND NOT THE CONFLICTS OF LAWS
          -------------
RULES) OF DELAWARE GOVERN THIS AGREEMENT.

     13.  Severability.  If any provision of this Agreement is held to be
          ------------
illegal, invalid or unenforceable, such provision shall be fully severable, and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision were never a part hereof; the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance; and in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as part of this Agreement, a provision as similar in its terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

     14.  Miscellaneous.  This Agreement shall not be assignable by operation of
          -------------
law or otherwise. Any attempted assignment of this Agreement by the Company shall be void. The Consultant may assign this Agreement to any entity controlled by the Consultant or the Consultant's affiliates with the Company's express written consent, which shall not be unreasonably withheld. In the event of such assignment all services to be performed by the Consultant shall be performed by or under the personal supervision of Jeffrey Joe King or Edward C. Frazier. This Agreement constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof. The headings contained in this Agreement are for reference purposes and will not affect in any way the meaning or interpretation of this Agreement. Use of "herein," "hereof" or similar terms refer to this Agreement as a whole. The reference to any gender shall be construed to include the masculine, feminine, and neuter.

     IN WITNESS WHEREOF, the parties have executed this Agreement to be effective as of the Signing Date.

Address:                               NTN COMMUNICATIONS, INC.

--------------------------------

--------------------------------       By: /s/ Gerald Sokol, Jr.
                                          --------------------------------
                                          Printed Name: Gerald Sokol
                                                       -------------------
Telecopy No.:                             Office:   President
             -------------------                 -------------------------

Address:                               FRAZIER/KING MEDIA HOLDING CO.

100 East Royal Lane
Suite 375                              By: /s/ Jeffery Joe King
Irving, Texas  75039                      --------------------------------
(972) 830-5000                            Printed Name: Jeffery Joe King
Telecopy No.:  (972) 868-1788                          -------------------
                                          Office:   Co-chairman
                                                 -------------------------

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT.


                                                             Warrant to Purchase

WE-009                                                          1,000,000 Shares


                            NTN COMMUNICATIONS INC.

             (Incorporated under the laws of the State of Delaware)

               WARRANT CERTIFICATE FOR THE PURCHASE OF SHARES OF
          THE $.005 PAR VALUE COMMON STOCK OF NTN COMMUNICATIONS INC.


EXERCISABLE ONLY AFTER MAY 23, 1997 AND VOID AFTER APRIL 23, 2007.

Warrant Price:  $2.81 (Two Dollars Eighty-One Cents) per share.

     1. THIS IS TO CERTIFY that, for value received, Frazier/King Media Holding Co., a Texas corporation, (the "Holder"), is entitled to purchase, subject to the terms and conditions hereinafter set forth, at anytime from and after May 23, 1997, and on or before April 23, 2007 (the "Warrant Period"), up to 1,000,000 shares of the $.005 par value common stock ("Common Stock") of NTN Communications Inc. (the "Company"), and to receive certificate(s) for the Common Stock so purchased. This Warrant shall be immediately exercisable as to 200,000 shares (the "Initial Exercise Date") and as to 100,000 shares on each of the following dates: July 15, 1997, October 15, 1997, January 15, 1998, April 15, 1998, July 15, 1998, October 15, 1998, January 15, 1999 and April 15, 1999
(the "Subsequent Exercise Dates"), provided that on each of such dates, the Board of Directors of the Company has determined in its discretion that Holder is satisfactorily providing consulting services to the Company under that certain Consulting Agreement dated as of April 23, 1997. If, within ninety days from the date hereof, a definitive agreement is entered into by the Company which definitive agreement leads to a "Change of Control Event," as defined in Paragraph 5 hereof, then the maximum number of shares of the Company's Common Stock subject to this Warrant shall be reduced from 1,000,000 shares to 500,000 shares. This Warrant may be exercised in whole or in part. Such exercise shall be accomplished by tender to the Company of the purchase price set forth above as the warrant price (the "Warrant Price"), either in cash or by certified check or bank cashier's check, payable to the order of the Company, together with presentation and surrender to the Company of this Warrant with an executed subscription in substantially the form attached hereto as Exhibit A. Fractional shares of the Company's Common Stock will not be issued upon the exercise of this Warrant.

     2. The Company agrees at all times to reserve and hold available out of the aggregate of its authorized but unissued Common Stock the number of shares of its Common Stock issuable upon the exercise of this and all other Warrants of like tenor then outstanding. The Company further covenants and agrees that all shares of Common Stock that may be delivered upon the exercise of this Warrant will, upon delivery, be fully paid and nonassessable and free from all taxes, liens and charges with respect to the purchase thereof hereunder.

     This Warrant and the Common Stock issuable upon the exercise hereof may not be sold, transferred, pledged or hypothecated unless the Company shall have been supplied with evidence reasonably satisfactory to it that such transfer is not in violation of the Securities Act of 1933, as amended (the "Act") and any applicable state laws. Subject to the satisfaction of the aforesaid condition, this Warrant shall be transferable by the Holder.

     If this Warrant is transferred, in whole or in part, upon surrender of this Warrant to the Company, the Company shall deliver to each transferee a Warrant evidencing the rights of such transferee to purchase the number of shares of Common Stock that such transferee is entitled to purchase pursuant to such transfer.

     The Company may place a legend on this Warrant or any replacement Warrant and on each certificate representing shares issuable upon exercise of this Warrant as to which the Company has not been supplied evidence that the transfer of such security would not be in violation of the Act and any applicable state laws.

     Only the registered Holder may enforce the provisions of this Warrant against the Company. A transferee of the original registered Holder becomes a registered Holder only upon notice to the Company substantially in the form set forth in Exhibit B hereto.

     3. This Warrant does not entitle the Holder to any voting rights or other rights as a stockholder of the Company, nor to any other rights whatsoever except the rights herein set forth, and no dividend shall be payable or accrue by reason of this Warrant or the interest represented hereby, or the shares purchasable hereunder, until or unless, and except to the extent that, this Warrant is exercised.

     This Warrant is exchangeable upon its surrender by the Holder to the Company for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of shares purchasable hereunder, each of such new Warrants to represent the right to purchase such number of shares as may be designated by the Holder at the time of such surrender.

     At such time as the Common Stock is listed on any registered national securities exchange, the Company shall, upon issuance of any shares for which this Warrant is exercisable, at its expense, promptly obtain and maintain the listing of such shares.

     The Company shall comply with the reporting requirements of Sections 13 and 15(d) of the Securities Exchange Act of 1934 for so long as and to the extent that such requirements apply to the Company.

     4. The Warrant Price and the number of shares purchasable upon the exercise of this Warrant are subject to adjustment from time to time upon the occurrence of any of the events specified in this Section 4.

          (a) In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue by reclassification of its shares of Common Stock other securities of the Company, the number of shares of Common Stock purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder of this Warrant shall be entitled to receive the kind and number of shares of Common Stock or other securities of the Company that he would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this paragraph
(a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

          (b) Whenever the number of shares of Common Stock purchasable upon the exercise of this Warrant is adjusted, as herein provided, the Warrant Price shall be adjusted by multiplying such Warrant Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of shares of Common Stock purchasable upon the exercise of this Warrant immediately prior to such adjustment, and of which the denominator shall be the number of shares of Common Stock so purchasable immediately thereafter.

          (c) For the purpose of this Section 4, the term shares of Common Stock shall mean (i) the class of stock designated as the Common Stock of the Company at the date of this Warrant, or (ii) any other class of stock resulting from successive changes or reclassifications of such shares consisting solely of change in par value, or from par value to no par value, or from no par value to par value.

          (d) If during the Warrant Period the Company consolidates with or merges into another corporation or transfers all or substantially all of its assets the Holder shall thereafter be entitled upon exercise hereof to purchase, with respect to each share of Common Stock purchasable hereunder immediately prior to the date upon which such consolidation or merger becomes effective, the securities or property to which a holder of shares of Common Stock is entitled upon such consolidation or merger, without any change in, or payment in addition to the Warrant Price in effect immediately prior to such merger or consolidation, and the Company shall take such steps in connection with such consolidation or merger as may be necessary to ensure that all of the provisions of this Warrant shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or property thereafter deliverable upon the exercise of this Warrant. The Company shall not effect any such consolidation, merger or asset transfer unless prior to the consummation thereof the successor corporation (if other than the Company) resulting therefrom shall assume by written agreement executed and mailed to the registered Holder at his address shown on the books and records of the Company, the obligation to deliver to such Holder any such securities or property as in accordance with the foregoing provisions such Holder shall be entitled to purchase.

          (e) Upon the happening of any event requiring an adjustment of the Warrant Price, the Company shall forthwith give written notice thereof to the registered Holder of this Warrant, stating the adjusted Warrant Price and the adjusted number of shares of Common Stock or other securities or property purchasable upon the exercise hereof resulting from such event and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. The Board of Directors of the Company shall determine the adjusted Warrant Price and the securities or property purchasable upon exercise. If any voluntary or involuntary dissolution, liquidation, or winding up of the Company is proposed, the Company shall give at least 20 days prior written notice of such proposal to the registered Holder hereof stating the date on which such event is to take place and the date (which shall be at least 20 days after giving of such notice) as of which the holders of shares of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such dissolution, liquidation or winding up. This Warrant and all rights hereunder shall terminate as of the date on which such dissolution, liquidation, or winding up takes place. The notices pursuant to this paragraph shall be given by first class mail, postage prepaid, addressed to the registered Holder of this Warrant at his address appearing in the records of the Company.

          (f) Irrespective of any adjustments pursuant to this Section 4 to the Warrant Price or to the number of shares or other securities or other property obtainable upon exercise of this Warrant, this Warrant may continue to state the Warrant Price and the number of shares obtainable upon exercise, as the same price and number of shares stated herein.

     5. Notwithstanding anything to the contrary herein the Initial Exercise Date and the Subsequent Exercise Dates shall automatically be accelerated immediately upon a Change in Control Event. A "Change in Control Event" shall mean:

     (1) The acquisition by any individual entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (a "Person") of beneficial ownership of 50% or more of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change
--------  -------
in Control Event: (A) any acquisition by the Corporation or (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation.

     (2) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual who becomes a director subsequent to the date hereof whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board; but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

     (3) Approval by the shareholders of the Corporation of a reorganization, merger or consolidation (a "transaction"), unless, following such transaction in each case, more than 50% of, respectively, the then outstanding shares of common stock of the corporation resulting from such transaction and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entitles who were the beneficial owners, respectively, of the outstanding Common stock and Outstanding Voting Securities immediately prior to such transaction; or

     (4) Approval by the shareholders of the Corporation of (A) a complete liquidation or dissolution of the Corporation or (B) the sale or other disposition of all or substantially all of the assets of the Corporation, unless such assets are sold to a corporation and following such sale or other disposition, the condition described in paragraph
(3) above is satisfied.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officers, and the corporate seal hereunto affixed.

DATED: May 23, 1997                 NTN COMMUNICATIONS INC.


                                    By: /s/ Gerald Sokol, Jr.
                                       -------------------------------------
                                       President


                                    ATTEST:


[seal]                              By: /s/ Laura Kass
                                       -------------------------------------
                                       Secretary

                               SUBSCRIPTION FORM

(To be Executed by the Registered Holder to Exercise the Rights To Purchase Common Stock Evidenced by the Within Warrant)


     The undersigned hereby irrevocably subscribes for ________ shares (the "Stock") of the Common Stock of NTN COMMUNICATIONS INC. (the "Company") pursuant to and in accordance with the terms and conditions of the attached Warrant and hereby makes payment of $___________ therefor, and requests that a certificate for such shares be issued in the name of the undersigned and be delivered to the undersigned at the address stated below. If such number of shares is not all of the shares purchasable pursuant to the attached Warrant, the undersigned requests that a new Warrant of like tenor for the balance of the remaining shares purchasable thereunder be delivered to the undersigned at the address stated below.

     In connection with the issuance of the Stock, the undersigned hereby represents to the Company that it is acquiring the Stock for its own account for investment and not with a view to, or for resale in connection with, a distribution of the shares within the meaning of the Securities Act of 1933, as amended (the "Act"). The undersigned also understands that the Company has not registered the Stock under the Act or the California Corporate Securities Law of 1968, as amended (the "Law"), in reliance upon the private offering exemptions contained in Section 4(2) of the Act and Section 25102(f) of the Law, respectively, and that such reliance is based in part upon the undersigned's representations.

     The undersigned understands that because the Stock has not been registered under the Act or qualified under the Law, the undersigned must hold such Stock indefinitely unless such Stock is subsequently registered and qualified under such statutes or is exempt from such registration and qualification. Before the undersigned makes any transfer or disposition of any shares of the Stock, the undersigned agrees to give to the Company written notice of its intention to do so and to describe briefly the manner of such proposed transfer or disposition. The undersigned shall make no such transfer or disposition unless (a) such transfer or disposition can be made without registration under the Act and qualification under the Law by reason of specific exemptions from such registration and such qualification, or (b) a registration statement has been filed pursuant to the Act and has been declared effective with respect to such disposition, and an Application to Qualify Securities has been filed pursuant to the Law and an appropriate permit or order respecting such Application shall have been issued.

     The undersigned agrees that each certificate representing the Stock delivered to it shall bear substantially the following legend:

          "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended. The shares may not be sold or transferred in the absence of such registration or an exemption therefrom under said Act."

     The undersigned further agrees that the Company may place stop orders on the certificates evidencing the Stock with the transfer agent, if any, to the same effect as the above legend. The legend and stop transfer notice referred to above shall be removed only upon the undersigned's furnishing to the Company an opinion of counsel (reasonably satisfactory to the Company) to the effect that such legend may be removed.


Date:                                   FRAZIER/KING MEDIA HOLDING CO.
     --------------------


                                        By:
                                           -------------------------------

                                        Address:

                                        100 East Royal Lane, Suite 375
                                        Irving, Texas 75039



THE SIGNATURE(S) TO THIS SUBSCRIPTION FORM MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WARRANT IN EVERY PARTICULAR, WITHOUT ALTERNATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER, AND SUCH SIGNATURE(S) MUST BE GUARANTEED IN ACCORDANCE WITH PRACTICES PREVAILING IN THE SECURITIES INDUSTRY AT THE TIME SUCH SIGNATURE IS PRESENTED TO THE COMPANY.

                                   ASSIGNMENT

(To be Executed by the Registered Holder to Effect Transfer of the Within
Warrant)



For Value Received _______________ hereby sells, assigns and transfers to ____________________ this warrant and the rights represented hereby to purchase Common Stock in accordance with the terms and conditions hereof, and does hereby irrevocably constitute and appoint _________________ ______________________ as attorney to transfer this warrant on the books of the Company with full power of substitution.

Date: _________________                 Signed: ______________________


Please print or typewrite name          Please insert Social Security or other
and address of assignee:                Tax Identification Number of Assignee:



__________________________________      ______-________-____________

__________________________________

__________________________________

__________________________________
               Zip



THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WARRANT IN EVERY PARTICULAR, WITHOUT ALTERNATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER, AND SUCH SIGNATURE(S) MUST BE GUARANTEED IN ACCORDANCE WITH PRACTICES PREVAILING IN THE SECURITIES INDUSTRY AT THE TIME SUCH SIGNATURE IS PRESENTED TO THE COMPANY.

                                   Exhibit B